4. STOCKHOLDERS' DEFICIT	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Equity [Abstract]
4. STOCKHOLDERS' DEFICIT

Common Stock

The Company has authorized 245 million shares of common stock with $0.001 par value, of which 113.3 million were issued and outstanding as of June 30, 2015. For the year ended December 31, 2014, there were 195 million authorized shares of common stock, of which 96.9 million were issued and outstanding.

For the six months ended June 30, 2015, the Company issued 16,361,629 shares of common stock as listed below:

New issuance - for cash	3,999,999
Series B dividends	338,337
Options exercised	168,558
Warrant conversion	1,350,000
Loan re-structuring	2,670,408
Repayment of loan	7,834,327
Total	16,361,629

Preferred Stock

The Company has authorized 5,000,000 shares of preferred stock with a $.001 par value. The board of directors has the authority to issue these shares and to set dividends, voting and conversion rights, redemption provisions, liquidation preferences, and other rights and restrictions. The board of directors designated 525,000 shares of preferred stock as redeemable convertible preferred stock, none of which remain outstanding, 3,000 shares of preferred stock as Series B Convertible Preferred Stock, of which 1,277 shares were issued and outstanding at both June 30, 2015 and December 31, 2014, and 7,200 shares of preferred stock as Series C Convertible Preferred Stock, of which 3,334 and 0 shares were issued and outstanding at June 30, 2015 and December 31, 2014, respectively.

Series B Convertible Preferred Stock

Pursuant to the terms of the Series B Preferred Stock set forth in the Series B designations, shares of Series B Preferred Stock are convertible into common stock by their holder at any time, and will be mandatorily convertible upon the achievement of certain conditions, including the receipt of certain approvals from the U.S. Food and Drug Administration and the achievement by the Company of specified average trading prices and volumes for the common stock.

As a result of the operation of certain anti-dilution provisions through June 30, 2015, as of that date the conversion price was $0.10455 per share, such that each share of Series B Preferred Stock would convert into 9,565 shares of common stock, calculated by dividing (i) the sum of the stated value plus all declared or accrued but unpaid dividends on a share of Series B preferred stock, by (ii) the conversion price per share. The conversion price is subject to further adjustment under certain circumstances to protect the holders of Series B preferred stock from dilution relative to certain issuances of common stock, or securities convertible into or exercisable for shares of common stock. Subject to certain exceptions, if we issue shares of common stock, or such other securities, at a price per share less than the then-effective conversion price, the conversion price will be adjusted to equal such lower per share consideration. Effective June 19, 2015, we amended the Series B designations to provide that our board of directors may designate an issuance of our common stock (or security exercisable for or convertible into common stock) as an “excepted issuance” that, as a result of such designation, would be exempt from the “lower price issuance” anti-dilution provisions of the Series B preferred stock.

Holders of the Series B Preferred Stock are entitled to quarterly dividends at an annual rate of 10.0%, payable in cash or, subject to certain conditions, common stock, at the Company’s option. Accrued dividends totaled approximately $32,500 at June 30, 2015. Each share of Series B Preferred Stock is entitled to a number of votes equal to the number of shares of common stock into which the Series B Preferred Stock is convertible. As long as shares of the Series B Preferred Stock are outstanding, and until the receipt of certain approvals from the U.S. Food and Drug Administration and the achievement by the Company of specified average trading prices and volumes for the common stock, the Company may not incur indebtedness for borrowed money secured by the Company’s intellectual property or in excess of $2.0 million without the prior consent of the holders of two-thirds of the outstanding shares of Series B Preferred Stock. The Company may redeem the Series B Preferred Stock at any time, subject to certain conditions. Upon the Company’s liquidation or sale to or merger with another corporation, each share of Series B Preferred Stock would be entitled to a liquidation preference of $1,000 per share, plus any accrued but unpaid dividends.

The Series B Preferred Stock was issued with Tranche A warrants to purchase 1,858,089 shares of common stock and Tranche B warrants purchasing 1,858,088 shares of common stock, both at an exercise price of $1.08 per share. Pursuant to the terms of the Tranche B warrants, their exercise price will be reduced, and the number of shares of common stock into which those warrants are exercisable will be increased, if the Company issues shares at a price below the then-current exercise price.

At June 30, 2015, as consideration for obtaining consents to an amendment to the Series B designations, the Company reduced the exercise price of the Tranche A warrants from $1.08 to $0.10455 per share, and the exercise price of the Tranche B warrants from $0.10455 to $0.09 per share. The change in exercise price of these warrants resulted in a deemed dividend totaling $72,000 that has been recorded as an increase to additional paid-in capital with an offsetting charge to retained earnings. The deemed dividend has been subtracted from income (added to the loss) in computing loss per common stockholder.

At June 30, 2015, as a result of the operation of certain anti-dilution provisions, the Tranche B warrants were convertible into 17,557,468 shares of common stock. Prior to the June 2015 amendment to the Series B designations, the Company was required to account for the Tranche B warrants as a liability at fair value each reporting period. However, as a result of the June 2015 amendment, the Company transferred these warrants from a liability to equity.

Series C Convertible Preferred Stock

On June 29, 2015, the Company entered into a securities purchase agreement with certain accredited investors for the issuance and sale of an aggregate of 6,737 shares of Series C preferred stock, at a purchase price of $750 per share and an initial stated value per share of $1,000, subject to adjustment for stock splits, stock dividends or other similar occurrences.

Pursuant to the agreement, as of June 30, 2015, the Company had issued 3,334 shares of Series C preferred stock and warrants to purchase 52,642,105 shares of common stock at $0.095 per share for gross proceeds totaling $2,500,500. Total cash and non-cash expenses were valued at $608,900, resulting in net proceeds of $1,891,600.

The Company has provisionally allocated net proceeds totaling $935,200 to the fair value of the preferred stock. The effective conversion price of $935,000 allocated to the Series C preferred stock resulted in an associated beneficial conversion feature totaling $148,000 that has been recorded as an increase to additional paid-in capital with an offsetting charge to retained earnings representing a deemed dividend. The deemed dividend has been subtracted from income (added to the loss) in computing loss per common stockholder.

The warrants contain anti-dilution adjustments in the event that the Company issues shares of common stock, or securities exercisable for or convertible into shares of common stock, at prices below the exercise price of such warrants. As a result of the dilution protection, the Company is required to account for the warrants as a liability recorded at fair value each reporting period. The Company has provisionally valued the warrants using a Binomial model and allocated $956,400 to the fair value of the warrants. The Company is in the process of performing a valuation of the warrants using a Monte Carlo Simulation model and the fair value is subject to change.

From the original issue date until 42 months thereafter, the holders of Series C preferred stock are entitled to receive quarterly cumulative dividends at a rate per share (as a percentage of stated value per share) of 12% per year per share payable quarterly on each January 1, April 1, July 1 and October 1 during such period (beginning October 1, 2015) in shares of common stock (subject to certain conditions) or, at the Company’s option, in cash. In addition, upon the conversion of the Series C preferred stock (other than a forced conversion, described below) during the such period, the Company must pay the converting holder a “make-whole payment” in cash or, at the Company’s option (subject to certain conditions), shares of common stock with respect to the converted shares of Series C preferred stock in an amount equal to $420 per $1,000 of stated value, less the amount of any dividends already paid on such shares of Series C preferred stock. To the extent the Company chooses to pay any dividends or make-whole payments in shares of common stock, such shares will be valued at 80% of then-current market price (calculated as the average daily volume weighted average price of the common stock for the five consecutive trading days prior to payment). After the dividend payment period, holders of Series C preferred stock are only entitled to receive dividends on an as-if-converted basis) with holders of the common stock (other than dividends paid in additional shares of common stock).

Except as otherwise proved by law or in the Series C designations, the Series C preferred stock has no voting rights. The Company may not, without the consent of the holders of a majority of the shares of Series C preferred stock then outstanding, alter or change adversely the powers, preferences or rights given to the Series C preferred stock or alter or amend the Series C designations, create any class of stock with a liquidation preference equal or senior to the Series C preferred stock, amend the Company’s charter in any manner that adversely affects any rights of the holders of Series C preferred stock, increase the number of authorized shares of Series C preferred stock, or enter into any agreement with respect to any of the foregoing.

In the event of a liquidation, dissolution or winding-up, whether voluntary or involuntary, the holders of Series C preferred stock will be entitled to receive out of the Company’s assets an amount equal to the stated value of their shares, plus any other fees, liquidated damages or dividends then due and owing on their shares, before any distribution or payment to the holders of any junior securities.

The Series C preferred stock is convertible at any time, at the option of the holder. In addition, if the market price of the common stock for each trading day for 20 of any 30 consecutive trading-day period exceeds 250% of the highest conversion price in effect during such period, the Company may force each holder to convert all or part of such holder’s shares into shares of common stock. Each share of Series C preferred stock is convertible into the number of shares of common stock equal to the quotient obtained by dividing (i) the sum of the stated value plus all accrued but unpaid dividends on such share, by (ii) the per share conversion price. The initial per share conversion price was $0.095, but it will automatically adjust downward to 80% of the then-current market price on each of the following dates: (1) five trading days after the effectiveness of a resale registration statement, (2) 20 trading days after the effectiveness of the registration statement and a second resale registration statement to be filed in connection with the second issuance of Series C preferred stock, (3) 15 trading days after any reverse stock split of the common stock, and (5) five trading days after any conversions of the Company’s outstanding convertible debt. The conversion price is subject to further adjustment under certain circumstances to protect the holders of Series C preferred stock from dilution relative to certain issuances of common stock, or securities convertible into or exercisable for shares of common stock. Subject to certain exceptions, if the Company issues shares of common stock, or such other securities, at a price per share less than the then-effective conversion price, the conversion price will be adjusted to equal such lower per share consideration.

Warrants

The following table summarizes transactions involving the Company’s outstanding warrants to purchase common stock for the quarter ended June 30, 2015:

Warrants (Underlying Shares)
Outstanding, January 1, 2015	29,796,154
Issuances	70,500,914
Canceled / Expired	(3,590,522)
Exercised	(1,350,000)
Issuable and Outstanding, June 30, 2015	95,356,546

The Company had the following shares reserved for the warrants as of June 30, 2015:

Warrants (Underlying Shares)		Exercise Price Per Share	Expiration Date
6,790	(1)	$1.0100	September 10, 2015
439,883	(2)	$0.6800	March 31, 2016
285,186	(3)	$1.0500	November 20, 2016
1,858,089	(4)	$0.10455	May 23, 2018
17,557,468	(4)	$0.0900	May 23, 2018

200,000	(5)	$0.5000	April 23, 2019
561,798	(5)	$0.4500	May 22, 2019
184,211	(6)	$0.3800	September 10, 2019
325,521	(7)	$0.4601	September 27, 2019
755,344	(8)	$0.2812	December 2, 2019
8,392,707	(9)	$0.09000	December 2, 2020
8,392,707	(9)	$0.1100	December 2, 2020
2,000,000	(10)	$0.2550	March 30, 2018
1,754,737	(11)	$0.1188	June 29, 2020
52,642,105	(12)	$0.095	June 29, 2020

(1)	Issued as part of a September 2010 private placement.
(2)	Issued in February 2014 as part of a buy-back of a minority interest in Interscan in December 2012.
(3)	Issued as part of a November 2011 private placement.
(4)	Issued in June 2015 in exchange for warrants originally issued as part of a May 2013 private placement.
(5)	Issued to a placement agent in conjunction with an April 2014 private placement.
(6)	Issued to a placement agent in conjunction with a September 2014 private placement.
(7)	Issued as part of a September 2014 Regulation S offering.
(8)	Issued to a placement agent in conjunction with a 2014 public offering.
(9)	Issued in June 2015 in exchange for warrants originally issued as part of a 2014 public offering.
(10)	Issued as part of a March 2015 private placement.
(11)	Issued to a placement agent in conjunction with an June 2015private placement.
(12)	Issued as part of a June 2015 private placement.

All outstanding warrant agreements provide for anti-dilution adjustments in the event of certain mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits or other changes in our corporate structure. The warrants identified in note (4) to the table and having an exercise price of $0.0900 per share, as well as the warrants identified in note (12) to the table, also contain anti-dilution adjustments in the event that the Company issues shares of common stock, or securities exercisable for or convertible into shares of common stock, at prices below the exercise price of such warrants.

The warrants identified note in (4) to the table and having an exercise price of $0.0900 per share are subject to a mandatory exercise provision. Subject to certain limitations, we may require exercise of these warrants at any time following (a) the date that is the 30th day after the later of our receipt of an approvable letter from the FDA for LuViva and the date on which the common stock achieves an average market price for 20 consecutive trading days of at least $1.30 with an average daily trading volume during such 20 consecutive trading days of at least 25,000 shares, or (b) the date on which the average market price of the common stock for 20 consecutive trading days immediately prior to the date we deliver a notice demanding exercise is at least $1.62 and the average daily trading volume of the common stock exceeds 25,000 shares for such 20 consecutive trading days. If these warrants are not timely exercised upon demand, they will expire.

The warrants identified in note (7) to the table are also subject to a mandatory exercise provision. This provision permits us, subject to certain limitations, to require the exercise of such warrants should the average trading price of our common stock over any 30 consecutive day trading period exceed $0.9216. The warrants identified in note (9) to the table are also subject to a mandatory exercise provision. In the event that the trading price of our common stock is at least two times the initial warrant exercise price for any 20-day trading period, we will have the right to require the immediate exercise of 50% of the then-outstanding warrants. Further, in the event that the trading price of our common stock is at least 2.5 times the initial warrant exercise price for any 20-day trading period, we will have the right to require the immediate exercise of 50% of the then-outstanding warrants. Any warrants not exercised within the prescribed time periods will be canceled to the extent of the number of shares subject to mandatory exercise.

During the quarter ended June 30, 2015, the Company issued warrants to purchase 8,392,707 shares of common stock at an exercise price of $0.09 per share and warrants to purchase 8,392,707 shares of common stock at an exercise price of $0.11 per share in exchange for existing outstanding warrants to purchase 8,392,707 shares of common stock with an exercise price of $0.225 per share. These warrants are identified in note (9) to the table. This exchange resulted in a deemed dividend totaling $1,042,000 that has been recorded as an increase to additional paid-in capital with an offsetting charge to retained earnings. The deemed dividend has been subtracted from income (added to the loss) in computing loss per common stockholder. In addition, the new warrants removed the provision requiring an adjusted exercise price in the event of the Company receiving certain future FDA correspondence. As result of the June 2015 exchange, the Company transferred these warrants from a liability to equity.

Common Stock

The Company has authorized 195 million shares of common stock with $0.001 par value, of which 96.9 million were issued and outstanding as of December 31, 2014. For the year ended December 31, 2013, there were 145 million authorized shares of common stock, of which 70.5 million were issued and outstanding.

For the year ended December 31, 2014, the Company issued 26,409,893 shares of common stock as listed below:

Public Offering - Issuance - For Cash	8,985,410
Public Offering - Issuance - For Debt Repayment	7,800,005
Reg. S - New Issuance - For Cash	651,042
Series B Conversion	2,311,089
Series B Dividends	342,389
Commitment Shares / 2014 Senior Convertible Notes	321,820
2014 Senior Convertible Note	2,783,959
Option Exercised	242,439
Warrant Exercised	200,000
Board Compensation	771,740
Restricted Shares CEO 2014	2,000,000
Total	26,409,893

Preferred Stock; Series B Convertible Preferred Stock

The Company has authorized 5,000,000 shares of preferred stock with a $.001 par value. The board of directors has the authority to issue these shares and to set dividends, voting and conversion rights, redemption provisions, liquidation preferences, and other rights and restrictions. The board of directors designated 525,000 shares of preferred stock as redeemable convertible preferred stock, none of which remain outstanding, and 3,000 shares of preferred stock as Series B Preferred Stock, of which 1,277 and 2,147 shares were issued and outstanding as of December 31, 2014 and 2013, respectively.

Pursuant to the terms of the Series B Preferred Stock set forth in the Certificate of Designations, Preferences and Rights designating the Preferred Stock (the “Preferred Stock Designation”), shares of Series B Preferred Stock are convertible into common stock by their holder at any time, and will be mandatorily convertible upon the achievement of certain conditions, including the receipt of certain approvals from the U.S. Food and Drug Administration and the achievement by the Company of specified average trading prices and volumes for the common stock. The original conversion price was $0.68 per share, such that each share of Preferred Stock would convert into 1,471 shares of common stock, subject to customary adjustments, including any accrued but unpaid dividends and pursuant to certain anti-dilution provisions, as set forth in the Preferred Stock Designation. As a result of anti-dilution provisions, the current conversion price is set at $0.15 per share, such that each share of Preferred Stock would convert into 6,676 shares of common stock.

Holders of the Series B Preferred Stock are entitled to quarterly dividends at an annual rate of 5.0%, for the quarter ended December 31, 2014, and at an annual rate of 10.0% thereafter, in each case, payable in cash or, subject to certain conditions, common stock, at the Company’s option. Accrued dividends totaled approximately $32,500 at December 31, 2014. Each share of Series B Preferred Stock is entitled to a number of votes equal to the number of shares of common stock into which the Series B Preferred Stock is convertible. As long as shares of the Series B Preferred Stock are outstanding, and until the receipt of certain approvals from the U.S. Food and Drug Administration and the achievement by the Company of specified average trading prices and volumes for the common stock, the Company may not incur indebtedness for borrowed money secured by the Company’s intellectual property or in excess of $2.0 million without the prior consent of the holders of two-thirds of the outstanding shares of Series B Preferred Stock. The Company may redeem the Series B Preferred Stock after the second anniversary of issuance, subject to certain conditions. Upon the Company’s liquidation or sale to or merger with another corporation, each share of Series B Preferred Stock will be entitled to a liquidation preference of $1,000 per share, plus any accrued but unpaid dividends.

The Series B Preferred Stock was issued with Tranche A warrants to purchase 1,858,089 shares of common stock and Tranche B warrants purchasing 1,858,088 shares of common stock, both at an exercise price of $1.08 per share. Pursuant to the terms of the Tranche B warrants, their exercise price will be reduced, and the number of shares of common stock into which those warrants are exercisable will be increased, if the Company issues shares at a price below the then-current exercise price. The exercise price of Tranche B warrants is currently $0.15 per share, convertible into 13,196,019 shares of common stock. As a result of these provisions, the Company is required to account for the warrants as a liability recorded at fair value each period. The Company values the warrants using a Monte Carlo Simulation model. Of the $2.6 million in proceeds from issuance of the Series B Preferred Stock, the Company originally allocated $873,000 to the fair value of the warrants. At December 31, 2014, the fair value of these warrants was approximately $1.5 million.

Stock Options

Under the Company’s 1995 Stock Plan (the “Plan”), a total of 6,314,824 shares remained available at December 31, 2014 and 6,940,395 shares were subject to stock options outstanding as of that date, bringing the total number of shares subject to stock options outstanding and those remaining available for issue to 13,255,219 shares of common stock as of December 31, 2014. The Plan allows the issuance of incentive stock options, nonqualified stock options, and stock purchase rights. The exercise price of options is determined by the Company’s board of directors, but incentive stock options must be granted at an exercise price equal to the fair market value of the Company’s common stock as of the grant date. Options historically granted have generally become exercisable over four years and expire ten years from the date of grant.

The fair value of stock options granted in 2014 and 2013 were estimated using the Black-Scholes option pricing model. A summary of the assumptions used in determining the fair value of options follows:

	2014	2013
Expected volatility	157.70%	174.00%
Expected option life in years	9.98	10.00
Expected dividend yield	0.00%	0.00%
Risk-free interest rate	2.55%	1.87%
Weighted average fair value per option at grant date	$0.40	$0.69

Application of the Black-Scholes option pricing model involves assumptions that are judgmental and affect compensation expense. Historical information is the primary basis for the selection of expected volatility, expected option life and expected dividend yield. Expected volatility is based on the most recent historical period equal to the expected life of the option. The risk-free interest rate is based on yields of U.S. Treasury zero-coupon issues with a term equal to the expected life of the option on the date the stock options were granted.

Stock option activity for each of the two years ended December 31 is as follows:

	2014		2013
		Weighted Average Exercise		Weighted Average Exercise
	Shares	Price	Shares	Price
Outstanding at beginning of year	6,531,192	$0.68	6,463,206	$0.67
Options granted	754,761	$0.40	977,276	$0.50
Options exercised	(242,439)	$0.32	(580,540)	$0.31
Options expired/forfeited	(103,119)	$0.68	(328,750)	$1.15

Outstanding at end of year	6,940,395	$0.66	6,531,192	$0.66
Options vested and exercisable at year-end	5,988,119	$0.66	5,463,963	$0.58
Options available for grant at year-end	6,314,824		6,724,027
Aggregate intrinsic value – options exercised	$49,675		$236,059
Aggregate intrinsic value – options outstanding	$494,119		$625,412
Aggregate intrinsic value – options vested and exercisable	$612,946		$612,946
Options unvested, balance at beginning of year (1)	1,067,229	$1.12	1,819,087	$1.18
Options granted (1)	754,761	$0.40	977,276	$0.50
Vested (1)	(766,595)	$0.66	(1,582,034)	$0.80
Cancelled/Forfeited	(103,119)	$0.68	(147,100	$1.22
Balance, end of period (1)	952,276		1,067,229	$1.12

__________________

(1)	Includes awards not captured in valuation fragments

The Company estimates the fair value of stock options using a Black-Scholes valuation model. Key input assumptions used to estimate the fair value of stock options include the expected term, expected volatility of the Company’s common stock, the risk free interest rate, option forfeiture rates, and dividends, if any. The expected term of the options is based upon the historical term until exercise or expiration of all granted options. The expected volatility is derived from the historical volatility of the Company’s stock on the OTCBB market for a period that matches the expected term of the option. The risk-free interest rate is the constant maturity rate published by the U.S. Federal Reserve Board that corresponds to the expected term of the option.

Warrants

In November 2013, the Company completed a warrant exchange program, pursuant to which it exchanged warrants exercisable for a total of 3,560,869 shares of common stock, or 99% of the warrants eligible to participate. These exchanges resulted in a deemed dividend of approximately $537,000, reflected as a non-cash disclosure in this financial statement of cash flows.

The following table summarizes transactions involving the Company’s outstanding warrants to purchase common stock for the year ended December 31, 2014:

Warrants (Underlying Shares)
Outstanding, January 1, 2014	11,258,939
Issuances	19,238,727
Canceled / Expired	(501,512)
Exercised	(200,000)
Outstanding, December 31, 2014	29,796,154

The Company had the following shares reserved for the warrants as of December 31, 2014:

Warrants (Underlying Shares)		Exercise Price	Expiration Date

3,590,522	(1)	$0.8000 per share	March 1, 2015
6,790	(2)	$1.0100 per share	September 10, 2015
439,883	(3)	$0.6800 per share	March 31, 2016
285,186	(4)	$1.0500 per share	November 20, 2016
1,858,089	(5)	$1.0800 per share	May 23, 2018
13,196,103	(5)(6)	$0.1498 per share	May 23, 2018
200,000	(7)	$0.5000 per share	April 23, 2019
561,798	(7)	$0.4500 per share	May 22, 2019
184,211	(8)	$0.3800 per share	September 10, 2019
325,521	(9)	$0.4601 per share	September 27, 2019
8,392,707	(10)	$0.2250 per share	December 2, 2019
755,344	(11)	$0.2812 per share	December 2, 2019

(1)	Consists of outstanding warrants issued in conjunction with a June 2012 warrant exchange program.
(2)	Consists of outstanding warrants issued in conjunction with a September 2010 private placement.
(3)	Consists of outstanding warrants issued in conjunction with a buy-back of a minority interest in Interscan in December 2012, which were issued in February 2014.
(4)	Consists of outstanding warrants issued in conjunction with a November 2011 private placement.
(5)	Consists of outstanding warrants issued in conjunction with a May 2013 private placement.
(6)	Underlying shares increased from 1,858,089 to 9,138,141, and per share exercise price decreased from $1.08 to $0.2196, pursuant to the anti-dilution provisions in the warrants, as a result of conversions of the senior convertible notes.
(7)	Consists of warrants issued to the placement agent in connection with the private placement of our senior convertible notes.
(8)	Consists of outstanding warrants issued to a placement agent in conjunction with the secured note offering.
(9)	Consists of outstanding warrants issued in conjunction with the Regulation S offering.
(10)	Consists of outstanding warrants issued in conjunction with the 2014 public offering.
(11)	Consists of outstanding warrants issued to the Placement Agent in conjunction with the 2014 public offering.